EXHIBIT 99.20

Alliance Capital and Alliance Holding

First Quarter 2002 Review

Bruce W. Calvert	John D. Carifa	Lewis A. Sanders
Chairman and CEO	President and COO	Vice Chairman and CIO

May 2, 2002

Introduction

The SEC adopted Regulation FD in October 2000.  In light of Regulation FD, Management will be limited in responding to inquiries from investors or analysts in a non-public forum. You are encouraged to ask all questions of a material nature on this conference call.

Forward-Looking Statements

Certain statements provided by Alliance Capital Management L.P. (“Alliance Capital”) and Alliance Capital Management Holding L.P. (“Alliance Holding”) inthis report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and otherfactors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following:  the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

First Quarter Financial Highlights

	Alliance Capital	1Q02 vs. 1Q01

•	AUM	$452 bn vs. $429 bn, up 5.4%

•	Average AUM	$448 bn vs. $451 bn, down 0.7%

•	Twelve Month Market Performance	S & P 500 up 0.3% Russell 1000 Growth down 2.6% Russell 1000 Value up 4.1%

•	Net new business	$5 bn in 1Q02 $29 bn in last twelve months

•	Revenues	$721 mm vs. $742 mm, down 3.0%

•	Expenses	$539 mm vs. $537 mm, up 0.3%

Alliance Holding

•	NOE per Unit	$0.60 vs. $0.69, down 13.0%

•	Distributions per Unit	$0.59 vs. $0.68, down 13.2%

Alliance Capital First Quarter Financial Highlights

		1Q02	1Q01	% chg
•	Revenues
	Base Fee & Other	$586	598	-2
	Performance Fee	6	4	+50
	Distribution	129	140	-8
		721	742	-3
•	Expenses
	Compensation	236	220	+7
	Distribution (1)	176	182	-3
	Other	136	145	-7
		548	547	–
•	Net Operating Earnings	$173	$195	-11

•	Base Fee Earnings	$169	$192	-12
•	Performance Fee Earnings	4	3	+33
•	Net Operating Earnings	$173	$195	-11

(1) Distribution plan payments and amortization of deferred sales commissions.

In $ millions

Lower Discretionary Expenses

	1Q02		1Q01
	Discretionary	Non-Disc.	Discretionary	Non-Disc.
• Employee Comp. & Benefits	$97	$139	$100	$120

• Distribution	–	176	–	182

• Promotion and Svcg.	28	10	38	8

• General & Admin	44	37	43	33

• Interest	–	8	–	13

• Total Expenses	$169	$370	$181	$356

• % Change	-6.6%	+3.9%

Alliance Capital Pre-tax Operating Margin

	1Q02	% of Rev (1)	1Q01	% of Rev (1)
• Base Fee Earnings, Net	$214	36.2%	$235	39.0%

• Distribution Expense, Net (2)	(36)	-6.1	(33)	-5.5

• Performance Fee Earnings, Net	4	0.7	3	0.6

• Pre-tax Operating Earnings	$182	30.8%	$205	34.1%

•  Lower average AUM

•  Continuing revenue mix shift

•  Acquisition-related expenses

(1) Excludes distribution revenues.

(2) Distribution expense, net includes allocation of incentive compensation.

Alliance Holding First Quarter Financial Highlights

	1Q01	1Q02	% chg	4Q01	% chg
• Diluted Net Income	$0.58	$0.52	+12	$0.51	+14

• Amort. of Intangibles & Goodwill	0.02	0.17	-88	0.17	-88

• Net Operating Earnings	$0.60	$0.69	-13	$0.68	-12

• Base Fee Earnings	$0.59	$0.68	-13	$0.59	–

• Performance Fee Earnings	0.01	0.01	–	0.09	-89

• Net Operating Earnings	$0.60	$0.69	-13	$0.68	-12

• Distribution	$0.59	$0.68	-13	$0.67	-12

Per Unit amounts

Alliance Capital Operating Highlights

Operating Highlights

•             Challenging market environment

•             Recent performance results mixed

•             Very competitive long-term investment results

•             Net new business remains positive

•             Modest adverse changes in fee mix from continued under-performance of growth equities

Challenging Market Environment

	1Q02	1 Year	2 Year
• S&P 500	0.3%	0.3%	-21.5%

• Russell 1000 Growth	-2.6%	-2.0%	-43.9%

• Russell 1000 Value	4.1%	4.4%	4.7%

• NASDAQ Composite	-5.4%	0.3%	-59.4%

• Lehman Aggregate Bond	0.1%	5.4%	18.6%

Cumulative returns through March 31, 2002

Relative Performance (1) – Institutional Inv Mgmt Services

Institutional Equity Composites vs. Benchmarks

Growth Oriented Services

	Large Cap Growth(2)	Disciplined Growth(2)	Multi Cap Growth(3)	Small Cap Growth(4)	Intl Lg Cap Growth(5)	Emerging Market Growth(6)
QTR	-2.4	-3.3	-0.7	+0.7	+1.3	+1.6

1yr	-3.8	-3.2	-1.2	+3.9	+6.9	+1.3

3yr	+0.8	-0.9	+1.9	+13.9	+7.9	+8.1

5yr	+4.4	+1.0	+1.6	+6.3	+5.2	+4.2

10yr	+2.6	+1.0	+1.0	+7.1	+3.6	+3.0

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Growth (3) vs. Russell 3000 Growth (4) vs. Russell 2000 Growth (5) vs. MSCI EAFE Growth (6) vs. MSCI Emerging Markets Free

Composite and benchmark data through 3/31/02.

See Performance Disclosure

Relative Performance (1) – Institutional Inv Mgmt Services

Institutional Equity Composites vs. Benchmarks

Value Oriented Services

	Strategic Value(2)	Diversified Value(3)	Relative Value(2)	Small- Mid Cap Value(4)	International Value(5)*	Emerging Market Value(6)*
QTR	-0.7	+3.0	-2.6	+2.8	+1.9	+1.9

1yr	+8.7	+9.1	-0.7	+14.3	+4.7	-2.7

3yr	+4.9	+8.3	+3.5	–	+3.2	+3.1

5yr	-0.3	+1.6	+2.7	–	+2.0	+0.4

10yr	+1.3	+1.3	–	–	–	–

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Value (3) vs. S&P 500 (4) vs. Russell 2500 Value (5) vs. MSCI EAFE Value (6) vs. MSCI Emerging Markets Free

* Preliminary returns

Composite and benchmark data through 3/31/02.

See Performance Disclosure

Relative Performance – Retail Services

Retail Mutual Funds vs. Lipper Averages

	Premier Growth(1)	Technology(2)	Growth & Income(3)	AB Value(4)	Global Growth Trends(5)	Americas Govt Inc Trust(6) (7)
QTR	-3.4	+1.2	-1.3	+2.1	+1.5	+1.5

1yr	-6.9	+7.1	+0.8	+4.1	+4.1	-1.9

3yr	-5.2	+2.5	+3.8	–	+8.9	+5.9

5yr	+0.3	+1.5	+4.9	–	+8.5	+6.3

10yr	–	+1.8	+2.0	–	+6.8	+3.4

(1) vs. Large Cap Growth average  (2) vs. Science and Technology average  (3) vs. Large Cap Value average (4) vs. Multi-Cap Value average (5) vs. Global Growth average (6) vs. Global Income average. (7) Formerly known as North American Government Income Trust. Mutual fund performance and Lipper data through 3/31/02.

Relative Performance (1) – Private Client

Private Client Equity Composites vs. Benchmarks

	Strategic Value(2)	Strategic Growth(2)	50% Strategic Value/ 50% Strategic Growth(3)	Advanced Value(2)

QTR	+2.1	-9.3	-3.6	+4.3

1yr	+11.0	-9.1	+0.7	+6.6

3yr	+10.0	–	+1.8	+21.0

5yr	+0.2	–	+1.1	–

10yr	+1.4	–	+1.0	–

(1) Investment performance of composites are after investment management fees.

(2) vs. S&P 500  (3) vs. S&P 500; simulated results

Composite and benchmark data through 3/31/02.

See Performance Disclosure

Positive Net New Business in All Channels

AUM by Channel: Three Months Ended March 31, 2002

	Retail	Institutional Inv Mgmt	Private Client	Total
• December 2001*	$171	$242	$39	$452

• Net Long-Term Sales	3	3	1	7

• Cash Management, Net	(2)	–	–	(2)

• Net New Business	1	3	1	5

• Apprec/(Deprec)	(3)	(3)	1	(5)

• March 2002	$169	$242	$41	$452

*AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

In $ billions.

Mix Shift Toward Value and Fixed Income

AUM by Investment Orientation: Three Months Ended March 31, 2002

	Growth Equity	Value Equity	Fixed Income	Passive	Total
• December 2001*	$173	$101	$146	$32	$452

• Net Long-Term Sales	–	4	3	–	7

• Cash Mgmt, Net	–	–	(2)	–	(2)

• Net New Business	–	4	1	–	5

• Apprec/(Deprec)	(8)	3	–	–	(5)

• March 2002	$165	$108	$147	$32	$452

*AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

In $ billions.

Net New Business Exceeds Market Depreciation

AUM by Channel: Twelve Months Ended March 31, 2002

	Retail	Institutional Inv Mgmt	Private Client	Total
• March 2001*	$172	$221	$36	$429

• Net Long-Term Sales	5	24	3	32

• Cash Management, Net	(3)	–	–	(3)

• Net New Business	2	24	3	29

• Transfers	1	(1)	–	–

• Apprec/(Deprec)	(6)	(2)	2	(6)

• March 2002	$169	$242	$41	$452

*AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

In $ billions.

Diversification Contributes to Asset Gains

AUM by Investment Orientation: Twelve Months Ended March 31, 2002

	Growth Equity	Value Equity	Fixed Income	Passive	Total
• March 2001*	$168	$90	$140	$31	$429

• Net Long-Term Sales	13	12	7	–	32

• Cash Management, Net	–	–	(3)	–	(3)

• Net New Business	13	12	4	–	29

• Apprec/(Deprec)	(15)	7	2	–	(6)

• March 2002	$166	$109	$146	$31	$452

*AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

In $ billions.

Annualized Fee Base (1) – Mix Shift Toward Value and Fixed Income

AFB by Channel and Investment Orientation

Average Basis Points
		1Q02	1Q01	1Q02	1Q01
	Retail Institutional Private Client Total	53.6 25.1 82.5 40.9	54.1 25.3 81.8 41.6	$1,850 mil	$1,783 mil

Retail	Institutional Investment Management			Private Client
Average Basis Points
		1Q02	1Q01	1Q02	1Q01
	Retail Institutional Private Client Total	53.6 25.1 82.5 40.9	54.1 25.3 81.8 41.6	$1,850 mil	$1,783 mil

Retail		Institutional Investment Management		Private Client

(1) Annualized Fee Base is defined as period end AUM times contractual annual fee rates; assumes no change in AUM or fee rates for one year.

In $ millions

Alliance Capital Distribution Highlights

First Quarter Distribution Channel Highlights

•     Retail

•     Luxembourg fund net sales up 20% over 1Q01

•     Launched 3 new closed-end municipal funds which raised $804 million in AUM

•     CollegeBoundfund: largest 529 plan in the country with over $2 billion in AUM

•     Reinstated Regent managed account product in key wirehouses

•     Institutional Investment Management

•     63 account wins total $6.3 billion in AUM

•     60% of sales are from non-U.S. clients

•     Private Client

•     One of the strongest quarters in net new flows

•     Opened Miami and Houston offices

•     Added new hedge fund product

•     Institutional Research Services

•     Increased market share partially attributed to investments in research, sales and trading

•     Launched coverage on 3 industries

•     Began trading in London

Retail Net Sales

	1Q01	1Q02	% chg	4Q01	% chg
• U.S.	$1,456	$887	+64	714	+104

• Non-U.S.	614	620	-1	690	-11

• Variable Annuity	576	778	-26	791	-27

• Managed Accounts	(290)	583	-150	(702)	-59

• Total Long-term	2,356	2,868	-18	1,493	+58

• Cash Management	(1,540)	4,985	-131	(2,529)	-39

• Total	$816	$7,853	-90	$(1,036)	-179

•             Strength in Luxembourg fund sales offset by other non-U.S. products

•             U.S. sales strengthened by closed-end fund launches in 1Q02

•             Outflows in cash management products offset long-term sales

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

In $ millions. Excludes unreinvested dividends and net cash flow.

Non-U.S. Institutional Sales Gaining Momentum

Investment	Account Wins
Discipline	U.S.	Non-U.S.	Total
Growth Equity	6	10	16
Value Equity	18	11	29
Fixed Income Equity	2	16	18

Total	26	37	63

Investment	AUM by Client Domicile
Discipline	U.S.	Non-U.S.	Total
Growth Equity	$0.9	$1.5	$2.4
Value Equity	0.9	0.4	1.3
Fixed Income Equity	0.7	1.9	2.6

Total	$2.5	$3.8	$6.3

AUM  in $ billions.

Continuing Initiatives

•   Investment Management Platform

        Adding Japan value equity capabilities

•   Retail

        Relaunch of AllianceBernstein value series

        Continued emphasis on CollegeBoundfund

        Emphasis on managed account sales

        Focus on non-U.S. sales

•   Institutional Investment Management

        Build on international momentum

        Pursue cross-selling initiatives to existing clients

        Marketing of blend services

•   Private Client

        Raise productivity of Financial Advisors

        Increase fee realization through introduction of premium-priced products

•   Institutional Research Services

        U.S.

•        Expand and upgrade U.S. analysts and industry research coverage

•        Cross-sell non-U.S. research to U.S. clients

•        Add Nasdaq trading

        Outside the U.S.

•        Expand European research analysts and coverage

•        Cross-sell U.S. research to non-U.S. clients

Positioned For Growth

•                   Worldwide research and investment capabilities

•                   Unique with strengths in both growth and value investing

•                   Broad array of fixed income services

•                   Highly regarded marketing and client service teams

•                   Well-positioned in retail, institutional and private client channels

•                   Continued underlying business strength

•                   Strong financials

•                   Cogent strategy

Performance Disclosure – Growth Composites

Net of Fee

Alliance Capital Management L.P. (“ACMLP”), is a registered investment advisor. ACMLP had US$452.2 billion in assets under management as of March 31, 2002. US$40.6 billion in assets are managed by our private client services group, which does not present its performance composites in strict accordance with AIMR standards.

1) TOTAL RETURN METHODOLOGY AND FEE STRUCTURE - Performance figures in this report have been presented net of investment management fees. Net performance figures have been calculated by deducting the highest fee charged to an account in the composite from inception of the composite to December 2000.  The annual fees used were: 0.90% for the Disciplined Growth Composite from January 2000 to December 2000 and 0.75% from inception to December 1999, 0.75% for the Relative Value Composite, 1.00% for the Emerging Markets Growth Composite, 0.90% for the International Large Cap Growth Composite from October 2000 to December 2000 and 0.75% from inception to September 2000, 0.90% for the Large Cap Growth Composite from January 2000 to December 2000 and 0.75% from inception to December 1999, 1.00% for the Multi Capitalization Growth Composite, and  1.00% for the Small Cap Growth Composite.  From January 2001 forward, the Composites’ net of fee returns are based upon a weighted average of the actual fee rates charged to each account in the Composites. The average fees applied were: 0.37% for the Disciplined Growth Composite; 0.42% for the Relative Value Composite; 0.57% for the Emerging Markets Growth Composite; 0.35% for the International Large Cap Growth Composite; 0.33% for the Large Cap Growth Composite; 0.62% for the Multi Capitalization Growth Composite; and 0.87% for the Small Cap Growth Composite.  Both fee structures exclude accounts with performance-based fee arrangements.  Net-of-fee performance figures reflect the compounding effect of such fees.

2) RATE OF RETURN - No representation is made that the performance shown in this presentation is indicative of future performance.  A portfolio could suffer losses as well as gains.  Performance figures for each account are calculated monthly on a trade-date basis using an internal rate-of-return calculation.  Monthly market values include income accruals and reflect the daily weighting of cash flows.  The composite results are asset weighted on a monthly basis.  Quarterly and annual composite performance figures are computed by linking monthly returns, resulting in a "time-weighted" rate of return. Performance results include the reinvestment of dividends and other earnings.  Returns are calculated in US dollar.

3) COMPOSITE STRUCTURE - As of March 31, 2002 the Composites include fee-paying discretionary accounts with assets over US$10 million, which are not subject to significant investment restrictions imposed by clients. As of March 31, 2002, the Emerging Markets Growth Composite had 5.30% of its assets invested in countries or regions outside of the benchmark, and the International Large Cap Growth Composite had 6.40% of its assets invested in countries or regions outside of the benchmark. The Relative Value Composite has been restated to reflect a material change in the investment process during the fourth quarter of 1994.  The nature of the restatement has resulted in a change in the inception of the composite from January 1, 1992 to January 1, 1995. No other changes occurred as a result of this restatement.  The primary portfolio manager responsible for managing the Small Cap Strategy, who had been in place since June of 1994, left the firm in January of 1999.  A new team responsible for managing the Small Cap Strategy was put in place during January of 1999.

The number of accounts in each composite, the market value, and percentage of composite assets in relation to the total assets under management are included in the following table.

	Number of Accounts	Asset Value ($in mil)	% of Total Assets	Minimum Asset($mil)
Large Cap Growth Composite	295	29,020	6	10
Disciplined Growth Composite	116	7,470	2	10
Small Cap Growth Composite	12	648	<1	10
Multi Cap Growth Composite	9	708	<1	10
Relative Value Composite	13	988	<1	10
International Large Cap Growth Composite	6	1502	<1	10
Emerging Markets Growth Composite	5	518	<1	10

Performance Disclosure – Growth Composites: Net of Fee

The Large Cap and Disciplined Growth Composites include the equity segment of balanced accounts.  In these portfolios, the asset allocation mix is generally determined by client guidelines and cash flows are allocated in accordance with these guidelines.  The remainder of the Composites do not include the equity segments of balanced accounts.

The withholding tax basis of the International Large Cap Growth and Emerging Markets Growth Composites are consistent with the benchmark, which is Luxembourg.

4) DISPERSION - The dispersion of annual returns was calculated based on the asset-weighted standard deviation.  Dispersion of performance for the Composites is as follows: Disciplined Growth: 1993: 1.10; 1994: 0.68; 1995: 1.05; 1996: 1.09; 1997: 1.64; 1998: 0.88; 1999: 1.36; 2000: 1.68; 2001: 1.75; 2002 (YTD): 0.56.

Relative Value: 1994(Q4): 0.53; 1995: 2.72; 1996: 0.39; 1997: 0.23; 1998: 0.54; 1999: 0.76; 2000: 0.24; 2001: 0.50; 2002 (YTD): 0.88.  Emerging Markets Growth: 1993: N/M*; 1994: 2.56; 1995: 1.00; 1996: 0.57; 1997: 0.31; 1998: 0.04; 1999: N/M*; 2000: N/M*; 2001: N/M*; 2002 (YTD): 0.35. International Large Cap Growth: 1993: 2.22; 1994: 0.49; 1995: 1.18; 1996: 0.24; 1997: 0.90; 1998: 3.06; 1999: 5.77; 2000: 2.58; 2001: 0.69; 2002 (YTD): 0.56.  Large Cap Growth: 1993: 1.61; 1994: 1.22; 1995: 1.86; 1996: 1.29; 1997: 4.97; 1998: 2.43; 1999: 3.23; 2000: 2.11; 2001: 3.56; 2002 (YTD): 0.79.  Multi Capitalization Growth: 1993: 1.86; 1994: 0.46; 1995: 0.39; 1996: 1.18; 1997: 0.71; 1998: 0.34; 1999: 1.13; 2000: 0.25; 2001: 0.27; 2002 (YTD): 0.21.  Small Cap Growth: 1994(Q2-Q4): 1.65; 1995: 0.19; 1996: 0.09; 1997: 0.14; 1998: 0.29; 1999: 0.55; 2000: 0.79; 2001: 0.28; 2002 (YTD): 0.07.

Alliance Capital has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPSR), the US and Canadian versions of the Global Investment Performance Standards (GIPSR).  AIMR has not been involved in the preparation or review of this report.  Alliance Capital received Level 1 and 2 AIMR Verification from KPMG LLP for 1992, 1993, 1994, 1995, 1996, 1997, 1998 and 1999. KPMG LLP is currently auditing 2000 and 2001.  This verification is available upon request.

*N/M represents not meaningful.  N/M coding indicates that only one account, or no accounts, are in the Composite for the full year.  Dispersion is only shown for accounts included in each quarter of each year presented.

Performance Disclosure – Value Composites: Net of Fee

1) Performance Statistics Are Not Financial Statements - There are various methods of compiling or reporting performance statistics.  The standards of performance measurement used in compiling this data are in accordance with the methods set forth below.  Past performance statistics are not indicative of future results.

2) Total Return - Performance results of accounts and comparisons are made on a total-return basis, which includes all dividends, interest and accrued interest, and realized and unrealized gains or losses.  Securities are included in accounts on a trade-date basis.  Performance results are after deductions of all transaction charges and fees.

3) Rate of Return - Investment results are computed on a “time-weighted” rate-of-return basis.  Assuming dividends and interest are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return.  In computing the time-weighted rate of return, if an account’s net monthly cash flow exceeds 10% of its beginning market value, the cash flows are weighted on a daily basis.  When an account’s net monthly cash flows are less than 10% of its beginning market value, the cash flows are weighted by the “end-of-the-month” assumption.  Beginning 2001, all cash flows are daily-weighted using the Modified Dietz Method.

4) Preparation of Data - Investment results for Strategic Value accounts for the entire quarter were added together and the sum divided by the total number of accounts in each quarter through 1992; beginning in 1993, and since inception for all the other cited composites, quarterly performance was for all accounts weighted by their market value.   These quarterly performance figures were then linked to produce a continuous-performance index.  The continuous-performance index from inception was used to create point-to-point comparisons.  Closed accounts are included for each full quarter prior to their closing. From inception, returns for Diversified Value optimized against the Russell 1000 Value Index exclude certain accounts with special restrictions imposed by clients. Strategic Value returns include all accounts offered from 1974-1982 and, from 1983, all Strategic Value accounts with $5 million or more in assets.  Beginning January 1, 2000, results exclude accounts with a client-directed margin balance of 20% or more of market value at any month end. From July 1993 quarterly results were those of GDP-weighted, half-hedged International Value accounts separately managed in US dollars. The minimum account size for Emerging Market Value accounts (including commingled accounts) included in performance is $5 million or more in assets.

5) Dispersion - The dispersion factor is a measure around the average account performance. The dispersion factor is calculated as the standard deviation of the equal-weighted returns from the asset-weighted mean.  Specifically, it is the standard deviation around the performance for accounts managed during each period and indicates the range from average performance of approximately two-thirds of the accounts included in each period. Dispersion of performance for accounts under management are: Diversified Value (Russell 1000 Value) – 1999: 2Q-4Q: 1.8; 2000: 1.9; 2001: 1.0; 2002: N/A; Strategic Value - 1974: 29.1; 1975: 26.5; 1976: 17.6; 1977: 8.3; 1978: 11.5; 1979: 9.0; 1980: 8.7; 1981: 5.6; 1982: 5.5;  1983: 2.9;  1984: 1.6; 1985: 1.6;  1986: 1.1; 1987: 1.7;  1988: 1.7; 1989: 1.4; 1990: 1.2; 1991: 2.0; 1992: 1.4; 1993: 1.2; 1994: 1.2; 1995: 1.3; 1996: 1.3; 1997: 1.6;  1998: 2.5; 1999: 2.5; 2000: 2.6; 2001: 2.1; 2002: N/A.  Dispersion of performance for Small & Mid-Cap Value composite is currently not available. International Value (GDP-weighted, half-hedged) - 1993:2H: 0.5; 1994: 0.9; 1995: 1.1; 1996: 1.0; 1997: 1.3; 1998: 1.6; 1999: 1.8; 2000: 1.6; 2001: 0.9; 2002: N/A; Emerging Markets Value - 1996: 0.0; 1997: 3.8; 1998: 2.7; 1999: 2.8; 2000: 2.0; 2001: 2.1; 2002: N/A.

Performance Disclosure – Value Composites and Private
Client Simulation: Net of Fee

6) Financial Securities Environment - Various indices are used to indicate the type of investment environment existing during the time periods shown.

Composites used for reporting purposes represent the following:

Strategy	Number of Accounts	Assets ($mm)	% of Total Firm Assets
Strategic Value (accts. over $5 million)	176	14,414	3%
Diversified Value (opt to S&P 500)	66	5,696	1
Small-Mid Cap Value	3	158	<1
International Value (half-hedged, GDP wtd)	23	1,522	<1
Emerging Markets Value	3	433	<1

Strategic Value and Large Cap/Strategic Growth 50/50 Simulation

The 50/50 Simulation results were calculated quarterly by summing after-fee returns of the Alliance Large Cap Growth composite through 12/31/00 and thereafter the actual Strategic Growth composite after-fee returns with the actual Bernstein All Strategic Value composite after-fee returns in a 50/50 percentage ratio. These quarterly performance figures were then linked to produce a continuous-performance index. This index from inception was used to create point-to-point comparisons. Net-of-fee performance figures for Alliance Large Cap Growth have been calculated as follows: from 1979-1982, 0.75%, the highest annual fee charged to an Alliance Large Cap Growth account for that period (excluding accounts with performance-based fee arrangements), was deducted from the composite’s gross-of-fee returns. From 1983 through 2000, the actual average quarterly fee charged by Bernstein for the All Strategic Value service was deducted. Alliance Large Cap Growth differs from Strategic Growth, which is offered exclusively to Bernstein clients, in that, among other things, Strategic Growth offers tax management and may contain fewer stocks. Simulated portfolio conditions are static; actual balanced portfolios may employ tactical asset allocation and additional rebalancing techniques. The 50/50 Simulation results are before deduction of transaction charges involved in periodic rebalancing.  Simulated results do not represent actual trading using client assets, but (i) were achieved by means of the retroactive application of a model designed with the benefit of hindsight; and (ii) do not reflect the impact that material economic factors may have had on our decision-making. Simulation statistics are not indicative of future results; there is always the potential for loss as well as for profit.

APPENDIX
About Alliance Capital
Consolidated Financial Information
Retail Highlights and Supplemental Financial Information
Institutional Investment Management Highlights and Supplemental Financial Information
Private Client Highlights and Supplemental Financial Information
Institutional Research Services Highlights

About Alliance Capital

Brief History of Alliance Capital

1962                    Investment management department of Donaldson, Lufkin & Jenrette (DLJ) is founded to specialize in management of pension fund assets.

1971                    DLJ’s investment management department is merged with Moody’s Investors Services investment advisory business to form Alliance Capital Management Corporation.

1985                    Alliance Capital and DLJ are acquired by the Equitable Life Assurance Society of the United States.

1988                    Alliance Capital “goes public” as a master limited partnership and is listed on the New York Stock Exchange.

1992                    Equitable is acquired by AXA and subsequently renamed AXA Financial (1999).*

2000                    Alliance Capital acquires Sanford C. Bernstein & Co. Inc., a premier global value franchise.  Provides entry into the private client and institutional research business, and scale and product breadth for international expansion.

*Equitable Companies Incorporated, an indirect parent of The Equitable Life Assurance Society of the United States, changed its name to AXA Financial, Inc. in September 1999

About Alliance Capital – Ownership Structure

Unit Ownership	Alliance Capital Beneficial Ownership

If all unexercised options are included, Alliance employee ownership is 20%.

* AXA Financial ownership includes General Partnership interests. Employee ownership percentage includes restricted unit awards.

About Alliance Capital – Investment Considerations

Alliance Capital (The Operating Partnership)

• Assets Under Management:	$452 billion

• Value (1):	$11.6 billion

Alliance Holding (The Publicly Traded Partnership)

• NYSE	Ticker: AC

• AC: Market Capitalization (public)	$3.5 billion

• Current Price:	$46.01

• Trailing Twelve Month Yield	5.7%

• 10 year DPU (2) Growth Rate	17%

• 5 year DPU (2) Growth Rate	18%

(1) Value of operating partnership is based upon price of Alliance Holding units as of 4/30/02 and total outstanding Alliance Capital units as of 3/31/02. (2) Distributions per Unit.

Current price, value, market capitalization, and yield as of 4/30/02.  AUM as of 3/31/02.

About Alliance Capital – AUM by Investment and Client Orientation

$452 Billion
at March 31, 2002

Investment Orientation	Client Orientation

Amounts in $ billions.

Equity includes balanced portfolios AUM.

About Alliance Capital – AUM by Client Orientation

$452 Billion
at March 31, 2002

(1) Assets are categorized by country domicile of client accounts.

Amounts in $ billions.

Our Mission

To be the premier
global research and investment management organization
through superior performance
across a broad range of investment disciplines
for a diverse group of clients

A Global Platform

As of March 31, 2002

Resourced to Provide Superior Performance

	Equity	Fixed Income	Other	Total
Buy-Side Analysts	160	64	–	224

Sell-Side Analysts	92	–	–	92

Portfolio Managers	144	70	2	216

Traders
Buy-Side	28	10	–	38
Floor	24	–	–	24

Corporate Finance/Other	–	–	11	11

TOTAL	448	144	13	605

As of March 31, 2002

Includes investment professionals and analysts from joint venture affiliates and non-key investment locations.

Broad Range of Investment Disciplines

Diverse Group of Clients

• 7.6 million accounts	• 2,440 client relationships*	• 18,000 client relationships	• 1,000 client relationships

• 130+ U.S. mutual funds
	• Ranked #8** in assets worldwide by Pensions & Investments	• 12 client offices in U.S.	• 45 senior analysts

• 200+ non-U.S. mutual funds			• Independent research

• CollegeBoundfund: leader in 529 programs	• 45 of Fortune 100 companies

• Public pension funds across 43 states

As of March 31, 2002.

*Increased number of account relationships is partially attributed to the reclassification of certain Private Client accounts to Institutional Investment Management.

**Based on assets as of  December 31, 2001.

Delivering Superior Investor Returns

Total Annualized Return*

*As of 3/31/02. AC and S&P returns include reinvestment of cash distributions and dividends, respectively.

**Since IPO 4/88.

Steady Flow of Cash Distributions

Distributions per Unit are adjusted for two-for-one in1998.

1      LTM yield based upon price of Alliance Holding units as of 4/30/02.

2      Based on last twelve months ended 1Q97 and 1Q02.

Consolidated Financial Information

Changes in AUM by Client

Three Months Ended March 31, 2002

	Retail	Institutional Investment Management	Private Client	Total

Beginning of Period	$171,496	$241,491	$39,169	$452,156

Sales/New accounts	9,274	6,318	1,885	17,477
Redemptions/Terminations	(6,918)	(3,231)	(675)	(10,824)
Net cash management sales	(1,540)	-	-	(1,540)
Cash flow	77	433	(222)	288
Unreinvested dividends	(210)	(1)	(39)	(250)
Net new business	683	3,519	949	5,151

Appreciation (depreciation)	(2,724)	(2,913)	526	(5,111)

End of Period	$169,455	$242,097	$40,644	$452,196

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Changes in AUM by Client

Twelve Months Ended March 31, 2002

	Retail	Institutional Investment Management	Private Client	Total

Beginning of Period	$172,087	$220,892	$35,989	$428,968

Sales/New accounts	34,056	33,844	5,793	73,693
Redemptions/Terminations	(28,467)	(13,057)	(2,175)	(43,699)
Net cash management sales	(2,600)	-	-	(2,600)
Cash flow	168	3,207	(632)	2,743
Unreinvested dividends	(896)	(12)	(213)	(1,121)
Net new business	2,261	23,982	2,773	29,016

Transfers	749	(749)	-	-

Appreciation (depreciation)	(5,642)	(2,028)	1,882	(5,788)

End of Period	$169,455	$242,097	$40,644	$452,196

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Changes in AUM by Investment Orientation

Three Months Ended March 31, 2002

	Growth Equity	Value Equity	Fixed Income	Passive	Total

Beginning of Period	$173,362	$101,410	$145,428	$31,956	$452,156

Sales/New accounts	5,678	4,568	6,992	239	17,477
Redemptions/Terminations	(4,909)	(1,350)	(3,939)	(626)	(10,824)
Net cash management sales	-	-	(1,540)	-	(1,540)
Cash flow	(545)	697	230	(94)	288
Unreinvested dividends	(3)	(3)	(244)	-	(250)
Net new business	221	3,912	1,499	(481)	5,151

Appreciation (depreciation)	(7,925)	2,885	(38)	(33)	(5,111)

End Of Period	$165,658	$108,207	$146,889	$31,442	$452,196

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Changes in AUM by Investment Orientation

Twelve Months Ended March 31, 2002

	Growth Equity	Value Equity	Fixed Income	Passive	Total

Beginning of Period	$167,448	$89,792	$140,418	$31,310	$428,968

Sales/New accounts	36,284	14,311	21,379	1,719	73,693
Redemptions/Terminations	(24,534)	(4,989)	(12,720)	(1,456)	(43,699)
Net cash management sales	-	-	(2,600)	-	(2,600)
Cash flow	1,353	2,468	(510)	(568)	2,743
Unreinvested dividends	(8)	(73)	(1,040)	-	(1,121)
Net new business	13,095	11,717	4,509	(305)	29,016

Appreciation (depreciation)	(14,885)	6,698	1,962	437	(5,788)

End Of Period	$165,658	$108,207	$146,889	$31,442	$452,196

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Annualized Fee Base (1) – Mix Shift Toward Value and Fixed Income

AFB by Channel and Investment Orientation

Average Basis Points
		1Q02	1Q01	1Q02	1Q01
	Retail Institutional Private Client Total	53.6 25.1 82.5 40.9	54.1 25.3 81.8 41.6	$1,850 mil	$1,783 mil

Retail	Institutional Investment Management			Private Client

(1) Annualized Fee Base is defined as period end AUM times contractual annual fee rates; assumes no change in AUM or fee rates for one year.

In $ millions

Alliance Capital (The Operating Partnership)

Consolidated Balance Sheet

	3/31/02	12/31/01
Assets
Cash and investments	$464,848	$501,845
Cash and securities, segregated	1,098,184	1,415,158
Receivables	2,085,363	1,954,582
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	382,950	388,125
Deferred sales commissions, net	626,235	648,244
Other	379,773	390,782
Total Assets	$7,914,010	$8,175,393

Liabilities and Partners' Capital
Liabilites:
Payables	$2,733,816	$3,029,983
Accounts payable and accrued expenses	187,758	194,538
Accrued compensation and benefits	347,482	328,077
Debt	718,997	627,609
Other	7,318	7,026
Total Liabilities	3,995,371	4,187,233

Partners' Capital	3,918,639	3,988,160
Total Liabilities and Partners' Capital	$7,914,010	$8,175,393

Amounts in $ thousands.  Unaudited

Alliance Capital (The Operating Partnership)

Consolidated Cash Flow

	Three Months Ended
	3/31/02	3/31/01
Cash Flows From Operating Activities:
Net income	$167,888	$152,274
Non-cash items:
Amortization and depreciation	73,944	111,578
Other, net	23,979	18,740
Changes in assets and liabilities	(123,428)	46,453
Net cash provided from operating activities	142,383	329,045

Cash Flows From Investing Activities:
Sales of investments, net	15,212	4,582
Additions to furniture, equipment and leaseholds, net	(14,651)	(15,346)
Net cash provided from (used in) investing actvities	561	(10,764)

Cash Flows From Financing Activities:
Increase (decrease) in debt, net	90,322	(120,394)
Distributions to partners	(187,696)	(214,843)
Other	(66,545)	172
Net cash (used in) financing activities	(163,919)	(335,065)

Effect of exchange rate change on cash	(1,141)	(1,372)

Net decrease in cash	(22,116)	(18,156)
Cash at the beginning of period	220,127	216,251
Cash at the end of period	$198,011	$198,095

Amounts in $ thousands.  Unaudited

Retail Highlights and

Supplemental Financial Information

Retail 1Q02 Highlights

1Q02 vs. 1Q01

• AUM	$169 bn vs. $172 bn, down 1.5%

• Net new business	$683 mm vs. $7 bn, down $6 bn

• Revenues	$372 mm vs. $417 mm, down 10.8%

• Total net sales $0.8 billion, down from $7.8 billion in 1Q01

U.S. long-term net sales was $1.7 billion down 22.5% from 1Q01

Non-U.S. net sales were $0.6 billion, down 1% from 1Q01

• Regent managed account product reinstated in key wirehouses

• Launched 3 new closed-end municipal funds which raised $804 in AUM

• CollegeBoundfund: leader in 529 college savings program with over $2 billion in assets and $0.6 billion in net sales

• Launched 4 new customized managed account products

Changes in Retail AUM by Investment Orientation

Three Months Ended March 31, 2002

	Growth Equity	Value Equity	Fixed Income	Cash Mgmt	Total

Beginning Of Period	$79,047	$21,282	$29,323	$41,844	$171,496

Sales	3,151	2,662	3,461	-	9,274
Redemptions	(3,932)	(830)	(2,156)	-	(6,918)
Net cash management sales	-	-	-	(1,540)	(1,540)
Cash Flow	(167)	597	(353)	-	77
Unreinvested Dividends	(3)	(3)	(204)	-	(210)
Net new business	(951)	2,426	748	(1,540)	683

Appreciation (depreciation)	(3,629)	356	549	-	(2,724)

End Of Period	$74,467	$24,064	$30,620	$40,304	$169,455

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Changes in Retail AUM by Product

Three Months Ended March 31, 2002

	U.S. Funds	Non-U.S. Funds	Variable Annuity	Managed Accounts	Total

Beginning Of Period	$95,603	$20,330	$44,505	$11,058	$171,496

Sales	4,529	2,446	1,982	317	9,274
Redemptions	(3,072)	(1,833)	(1,406)	(607)	(6,918)
Net cash management sales	(1,540)	-	-	-	(1,540)
Cash flow	199	25	(147)	-	77
Unreinvested dividends	(162)	(48)	-	-	(210)
Net new business	(46)	590	429	(290)	683

Appreciation (depreciation)	(1,364)	530	(1,466)	(424)	(2,724)

End Of Period	$94,193	$21,450	$43,468	$10,344	$169,455

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Average Global Daily Gross Sales

Excludes sales of unconsolidated affiliates.

Amounts in $ millions.

Retail Sales Activity

	1Q 2002 Gross Sales	1Q 2002 Net Sales	1Q 2001 Gross Sales	1Q 2001 Net Sales

Long-Term Mutual Funds	$6,974	$2,069	$7,105	$1,507
Managed Accounts	317	(290)	1,219	583
Variable Annuity Products	1,983	577	2,226	778
	9,274	2,356	10,550	2,868

Cash Management Mutual Funds, Net	(1,540)	(1,540)	4,985	4,985
Total	$7,734	$816	$15,535	$7,853

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Retail AUM and Net Flows

		Quarters
	AUM 3/31/02	Net Flows 1Q 2002	Net Flows 4Q 2001	Net Flows 1Q 2001
U.S. Based Mutual Funds	$53,889	$1,493	$1,073	$727
Non-U.S. Based Mutual Funds:
Luxembourg Funds	9,419	662	860	571
EPTA Funds	2,729	(25)	(110)	1
India	635	(41)	8	(165)
Japan ITM	3,042	10	(8)	147
Other Funds	5,625	(15)	(95)	5,415
Total Non-U.S.	21,450	591	655	5,969

Managed Accounts	10,344	(290)	(701)	582
Variable Annuity	43,468	429	1,018	747

Total Long-Term	129,151	2,223	2,045	8,025

Cash Management	40,304	(1,540)	(2,495)	4,965

Total	$169,455	$683	$(450)	$12,990

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Market Share of U.S.-Based Mutual Fund Gross Sales In
Key Advisor-Assisted Channels

Nonproprietary gross sales domestic long-term funds.

Source: ICI

Institutional Investment Management Highlights and
Supplemental Financial Information

AllianceBernstein Institutional Investment Mgmt 1Q02 Highlights

1Q02 vs. 1Q01

• AUM	$242 bn vs. $221 bn, up 9.6%

• Net new business	$3.5 bn vs. $1.8 bn, up 91.0%

• Revenues	$166 mm vs. $160 mm, up 3.5%

• 63 new separate account wins totaled $6.3 billion in AUM

• 60% of sales are from non-U.S. clients

Non-U.S. Institutional Sales Gaining Momentum

63 New Accounts

$6.3 Billion in AUM

26 Investment Disciplines

Growth Equity Products	New Accounts	Fixed Income Products	New Accounts

Large Cap Growth	5	Insurance	2
Disciplined Growth	2	Mortgage	2
Emerging Markets Growth	3	Canadian Fixed Income	1
Japan Growth	2	Corporate Bond	2
Global Large Cap Growth	1	Intermediate Duration	1
Strategic Growth	2	Global Sector Rotation	4
Global Ex-Japan	2	Global High Yield	1
	17	Specialist Active Bond	1
Value Equity Products		Whittingdale	3
Diversified Value	7	Passive Australian	1
Strategic Value	8		18
Global Value	2	Other Products
International Value	3	Lg. Cap Equity Regent	1
Relative Value	2		1
UK Value	2
Small Cap Value	1
Global Strategic Value	2
	27

Changes in Institutional Investment Management AUM by Investment Orientation

Three Months Ended March 31, 2002

	Growth Equity	Value Equity	Fixed Income	Passive	Total

Beginning Of Period	$95,218	$52,749	$65,056	$28,468	$241,491

Sales/New accounts	2,365	1,301	2,636	16	6,318
Redemptions/Terminations	(977)	(247)	(1,584)	(423)	(3,231)
Cash Management Sales, Net	-	-	-	-	-
Cash flow	(528)	246	841	(126)	433
Unreinvested dividends	-	-	(1)	-	(1)
Net new business	860	1,300	1,892	(533)	3,519

Appreciation (depreciation)	(4,082)	1,919	(696)	(54)	(2,913)

End Of Period	$91,996	$55,968	$66,252	$27,881	$242,097

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Institutional Investment Management AUM and Net Flows

		Quarters
	AUM 3/31/02	Net Flows 1Q 2002	Net Flows 4Q 2001	Net Flows 1Q 2001
Mutual Funds
U.S. Based	$717	$(14)	$(22)	$(88)

Non-U.S. Based:
Luxembourg	-	-	-	-
Structured Products	3,758	(145)	(296)	(67)
Other	-	-	-	-
Total Non-U.S.	3,758	(145)	(296)	(67)

Separate Accounts	237,622	3,678	2,208	5,149

Total	$242,097	$3,519	$1,890	$4,994

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Private Client Highlights and

Supplemental Financial Information

Private Client 1Q02 Highlights

Bernstein Investment Research & Management

1Q02 vs. 1Q01

• AUM	$41 bn vs. $36 bn, up 12.9%

• Net new business	$949 mm vs. $704 mm, up 34.8%

• Revenues	$103 mm vs. $84 mm, up 22.4%

• One of strongest quarters in net new business flows

• Houston and Miami offices opened

• Launched new hedge fund

Private Client AUM and Net Flows

		Quarters
	AUM 3/31/02	Net Flows 1Q 2002	Net Flows 4Q 2001	Net Flows 1Q 2001
Mutual Funds	$11,476	$227	$104	$(144)
Separate Accounts	29,168	722	455	848

Total	$40,644	$949	$559	$704

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes AUM from unconsolidated affiliates.

Amounts in $ millions.

Institutional Research Services Highlights and
Supplemental Financial Information

Institutional Research Services 1Q02 Highlights

1Q02 vs. 1Q01

• Revenues	$72 mm vs. $64 mm, up 11.5%

• Market Share	0.15% increase in market share

• Launched coverage of three industries

• Began trading in London

Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.            Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

•                   mutual funds sponsored by Alliance Capital and consolidated joint venture companies,

•                   cash management products such as money market funds and deposit accounts,

•                   mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

•                   “managed account” products;

2.            Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

•                   separate accounts,

•                   mutual fund shares sold exclusively to institutional investors and high net worth individuals,

•                   sub-advisory relationships resulting from the efforts of the institutional marketing department,

•                   hedge funds,

•                   structured products, and

•                   group trusts;

3.            Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

•                   separate accounts,

•                   hedge funds and

•                   certain other vehicles; and

4.             Institutional Research Services provided to institutional clients by means of:

•                   in-depth research,

•                   portfolio strategy,

•                   trading and

•                   brokerage-related services.